UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2006

                            MED-TECH SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                 000-51574                     98-0442163
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
       of Incorporation)           Number)                Identification Number)

                     Suite 2200 - 1177 West Hastings Street
                   Vancouver, British Columbia, Canada V6E 2K3
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (604) 688-7526
                                 --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

(i) On November 10, 2006, Med-Tech Solutions, Inc. (the "Company"), was notified by MacKay LLP ("MacKay"), its independent accountants, that effective as of September 21, 2006, MacKay declined to stand for re-appointment as the Company's independent accountants for the 2006 fiscal year.

(ii) Except for a "Going Concern" disclaimer issued by the Company's accountants in connection with the audit of the Company's financial statements for the period from inception on May 28, 2004 through October 31, 2005 (the "Period"), the reports of MacKay LLP on the financial statements for the Period contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the Period and up to the date of this Current Report, there have been no disagreements with MacKay LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MacKay LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the Period and up to the date of this Current Report, the former accountant did not advise the Company with respect to items listed in Regulation S-B Item 304(a)(1)(iv)(B)).

(v) The Company has requested that MacKay LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed with this Current Report as exhibit #16.1.

(b) New independent accountants

The Company engaged Russell Bedford Stefanou Mirchandani LLP as its new independent accountants effective as of November 14, 2006. During the Period and through the date of this Current Report, the Company has not consulted with Russell Bedford Stefanou Mirchandani LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Russell Bedford Stefanou Mirchandani LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits


(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell company transactions.

         Not applicable.

(d) Exhibits


 Exhibit
 Number          Description
--------------------------------------------------------------------------------

16.1 Copy of the letter furnished to the Company by MacKay LLP (Filed herewith).

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Med-Tech Solutions, Inc.



Dated: November 16, 2006             By: /s/ Mark A. McLeary
                                     -------------------------------
                                     Name: Mark A. McLeary
                                     Title: Chief Executive
                                     Officer, Chief Financial
                                     Officer, President, Secretary,
                                     Treasurer and Director


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